SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]	Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 8-9, 2015, the Board of Trustees (the “Board”) of the Trust voted to replace Eastspring Investments (Singapore) Limited (“Eastspring”) with Invesco Hong Kong Limited (“Invesco”) as the sub-adviser for the JNL/Eastspring Investments China-India Fund, a series of the Trust, effective April 25, 2016.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Eastspring Investments China-India Fund	JNL/Invesco China-India Fund

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of JNL/Eastspring Investments China-India Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On December 14, 2015, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this information statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Eastspring Investments China-India Fund

February 15, 2016

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 99 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  While the sub-advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On December 8-9, 2015, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Eastspring Investments China-India Fund (the “Fund”) unanimously voted to replace Eastspring Investments (Singapore) Limited (“Eastspring”) with Invesco Hong Kong Limited (“Invesco”) and to approve a new investment sub-advisory agreement between JNAM and Invesco (the “Invesco Sub-Advisory Agreement”) appointing Invesco as Sub-Adviser for the Fund.

The purpose of this Information Statement is to provide you with information about the sub-advisory arrangements between JNAM and Invesco, and information about Invesco’s appointment as the new Sub-Adviser to the Fund, effective April 25, 2016.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (“SEC”).  The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

Eastspring is located at 10 Marina Boulevard, #32-01 Marina Bay Financial Centre Tower 2, Singapore 018983. Effective April 25, 2016, Eastspring will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of February 1, 2016.  It will be mailed on or about February 15, 2016.

II.	Investment Sub-Advisory Agreement With Invesco

Eastspring is the current Sub-Adviser to the Fund, pursuant to a Second Amended and Restated Investment Sub-Advisory Agreement between Eastspring and JNAM, dated December 3, 2007, as amended, which was most recently approved by the Board at a meeting held on August 18-19, 2015.

On December 8-9, 2015, the Board, including the Independent Trustees, voted to replace Eastspring with Invesco as Sub-Adviser for the Fund and approved the Investment Sub-Advisory Agreement between JNAM and Invesco with respect to the Fund (“Invesco Sub-Advisory Agreement”).  Please refer to Exhibit A for the Invesco Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the Invesco Sub-Advisory Agreement because Invesco is not affiliated with JNAM.

Upon the replacement of Eastspring with Invesco as Sub-Adviser, effective April 25, 2016, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Eastspring Investments China-India Fund	JNL/Invesco China-India Fund

The investment objectives and policies for the JNL/Invesco China-India Fund will be as follows:

Investment Objective. The investment objective of the Fund is long-term capital growth.

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing normally 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the Greater China region (including mainland China, Hong Kong, Macau and Taiwan) and India.

The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate specialized strategies.  The Fund invests approximately 40% to 60% (with a target allocation of 50%) of its net assets in the China Strategy and approximately 40% to 60% (with a target allocation of 50%) of its net assets in the India Strategy, which are both explained as follows :

China Strategy

The objective of the China Strategy is to achieve long-term capital growth through a portfolio of investments with an exposure to the economy of the Greater China region (including mainland China, Hong Kong ,  Macau and Taiwan ).

The China Strategy may include investments such as transferable securities, money market instruments, warrants, and collective investment schemes.

The Fund may invest in China A-shares through the Shanghai-Hong Kong Stock Connect Program.

India Strategy

The objective of the India Strategy is to achieve long-term capital growth by investing principally in equity or similar instruments of Indian companies. At least 70% of the total assets of the India Strategy (after deducting ancillary liquid assets) shall be invested in equity and equity related securities issued by Indian Companies. Indian Companies are defined as (i) companies having their registered office in India (ii) companies located outside India carrying out their business activities predominantly in India, or (iii) holding companies, which are predominantly invested in companies with their registered office in India. Up to 30% of the total assets of the India Strategy may be invested in cash and cash equivalents, money market instruments, equity and equity related securities issued by companies or other entities not meeting the above requirements or debt securities (including convertible debt) of issuers worldwide and denominated in any convertible currency.

While each of these specialized strategies seeks to provide capital growth, each specialized strategy follows a different principal investment strategy.

The investments of the Fund include, but are not limited to, listed securities in the regulated market, which operates regularly and is recognized, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

With the change in Sub-Adviser from Eastspring to Invesco, the investment objective of the Fund will change.   Under Eastspring, the Fund’s investment objective was long-term total return.  Under Invesco, the Fund’s investment objective is long-term capital growth.

The investment strategies of Eastspring and Invesco are different.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

The following description of the Invesco Sub-Advisory Agreement is qualified by the Invesco Sub-Advisory Agreement, attached as Exhibit A.

The Invesco Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The Invesco Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by Invesco.   The Invesco Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Invesco Sub-Advisory Agreement generally provides that Invesco, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Invesco’s duties under the Invesco Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Invesco Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Eastspring and Invesco.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund.   The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Eastspring Investments China-India Fund
Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	.90%
Over $500 million	.85%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Invesco China-India Fund
Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	.90%
Over $500 million	.85%

JNAM is responsible for paying all Sub-Advisers out of its own resources.  Under the Invesco Sub-Advisory Agreement, the sub-advisory fee schedule is the same as the sub-advisory fee schedule used to compensate Eastspring.  Eastspring is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

Fund	Sub-Adviser	Aggregate Fees Paid to Sub-Adviser
		Dollar Amount	As a percentage of Average Daily Net Assets for the period ended December 31, 2015
JNL/Eastspring Investments China-India Fund	Eastspring	$1,915,221	0.45%

Under the Invesco Sub-Advisory Agreement, Invesco will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/Invesco China-India Fund
Sub-Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 Million	0.45%
Amounts over $500 Million	0.40%
* For net assets greater than $500 million, the sub-adviser fee will be 0.40% on all assets.

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2015. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of sub-advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Eastspring Investments China-India Fund	$3,830,433

For the year ended December 31, 2015, JNAM paid Eastspring $1,915,221 in sub-advisory fees for its services to the Fund.  The pro forma sub-advisory fees would have been the same as the fees paid to Eastspring, assuming the Invesco Sub-Advisory Agreement was in place for the applicable period.

III.	Description of Invesco

Invesco is located at 41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China.  Invesco is a Hong Kong corporation and is an indirect, wholly owned subsidiary of Invesco Ltd .  Invesco Ltd.  had approximately $775.6 billion in assets under management as of December 31, 2015.

Executive/Principal Officers, Directors, and General Partners of Invesco:

Names	Principal Address	Title
LO, ANDREW, TAK SHING	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director & Chief Executive, Asia Pacific
SIMPSON, JEREMY, CHARLES	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director & Asia Pacific Controller
LIU, GRACIE, YUEN SEE	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director, Head of Asia Pacific Portfolio Services
GREENWOOD, JOHN, GERALD	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director
LEE, SIU MEI	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director, Head of Finance, Greater China
TONG, ANNA SEEN MING	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director, Regional Head of Investments, Asia Pacific
WONG, CINDY	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Head of Legal, Greater China
HO, GARY	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Regional Head of Compliance, Asia Pacific
PAN, SAN KONG, TERRY	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director, Chief Executive Officer, Greater China, Singapore, & Korea

Invesco Ltd. is a publicly traded company. Neither Invesco nor Invesco Ltd . have any shareholders who own 10% or more of the outstanding shares.

As the Sub-Adviser to the Fund, Invesco will provide the Fund with investment research, advice and supervision, and manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund’s Prospectus dated April 25, 2016.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 25, 2016, under the heading “Principal Risks of Investing in the Fund.”

As of February 1, 2016, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Invesco, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Invesco or any other entity controlling, controlled by or under common control with Invesco. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2015, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Invesco, any parent or subsidiary of Invesco, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Invesco China-India Fund

The JNL/Invesco China-India Fund will be managed on a team basis.  The individual members of the team who will be primarily responsible for the day-to-day management of the JNL/Invesco China-India Fund’s portfolio are:

Mike Shiao, Chief Investment Officer, Greater China

Mr. Shiao joined Invesco in 2002 and was promoted to Chief Investment Officer, Greater China in 2015.  With over 23 years of industry experience, he leads the Greater China equities team and focuses on the Greater China equity strategy, covering the Hong Kong, China, and Taiwan markets.  He is the lead manager of the Invesco Greater China Equity Fund, Invesco China Focus Equity Fund, Invesco Perpetual Hong Kong & China Fund, US-onshore Invesco Greater China Fund and Invesco Asia Opportunities Equity Fund. He was previously Head of Equities for Invesco Taiwan Ltd. Mr. Shiao started his investment career in 1992 at Grand Regent Investment Ltd., where he worked for six years as a project manager supervising venture capital investments in Taiwan and China. In 1997, Mr. Shiao joined Overseas Credit and Securities Inc. as a senior analyst covering Taiwan technology sector. Mike also worked at Taiwan International Investment Management Co., as a fund manager and was responsible for technology sector research. Mr. Shiao holds a Bachelor’s degree from National Chung Hsing University, Taiwan and a Master of Science degree in Finance from Drexel University, Philadelphia.

Chandrashekhar (Shekhar) Sambhshivan, Investment Director

Mr. Sambhshivan joined Invesco in May 2006 as an Investment Director specializing in the Indian market.  He has been the lead manager of the Invesco India Equity Fund and a key member of the Asia ex Japan team based in Hong Kong since 2006. Effective 30 March 2015, he became co-manager for the Invesco Asia Consumer Demand Fund. Mr. Sambhshivan was the Chief Investment Officer at SBI Life Insurance Co. Ltd. in Mumbai, India from 2001 to April 2006, responsible for life insurance funds, pension funds as well as a unit linked fund.  Mr. Sambhshivan was a fund manager at ING Investment Management (India) PVT Ltd. from 1998 to 2001, and at IDBI Investment Management Company Ltd. from 1995 to 1998.  He was a manager covering money and debt markets at Imperial Corporate Finance & Services PVT Ltd. from 1992 to 1995.  Mr. Sambhshivan holds a Bachelor of Science (Technology) degree from the University of Mumbai, India.  He is a licentiate from Insurance Institute of India.

IV.	Other Investment Companies Advised by Invesco

The following table sets forth the size and rate of compensation for other funds advised by Invesco having similar investment objectives and policies as those of the Fund.

Similar Mandate(s)	Assets Under Management	Rate of Compensation*
1	$47 million	1.75%
2	$227.1 million	1.50%
* There are no fee reduction arrangements in place for these mandates.

There are no other sub-advised mutual funds or private accounts advised or managed by

Invesco with a consolidated set of strategies covering both the “China Strategy” and “India Strategy” as set out above under the heading “Principal Investment Strategies.”

V.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.  At a meeting on December 8-9, 2015, the Board, including all of the Independent Trustees, considered information relating to the Invesco Sub-Advisory Agreement.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Invesco Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussions, the Board approved the Invesco Sub-Advisory Agreement through September 30, 2017.

In reviewing the Invesco Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to Invesco through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Invesco Sub-Advisory Agreement.

Before approving the Invesco Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Invesco, and to consider the terms of the Invesco Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Invesco Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Invesco.  The Board noted JNAM’s evaluation of Invesco, as well as JNAM’s recommendations, based on its review of Invesco, to approve the Invesco Sub-Advisory Agreement.  The Board reviewed the qualifications, backgrounds and responsibilities of Invesco’s portfolio managers who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to Invesco’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to Invesco. The Board considered compliance reports about Invesco from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Invesco under the Invesco Sub-

Advisory Agreement.

Performance

The Board reviewed the performance of Invesco’s investment mandate with a similar investment strategy to that of the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Invesco Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid to Invesco.  The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Invesco to similar clients, if any.  The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board considered that the Fund’s proposed sub-advisory fee is lower than the peer group average.  The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and Invesco, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and Invesco

In evaluating the benefits that may accrue to Invesco through their relationship with the Fund, the Board noted that Invesco may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Invesco as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Invesco Sub-Advisory Agreement.

VI.	Additional Information

Ownership Of The Fund

As of February 1, 2016, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Eastspring Investments China-India Fund (Class A)	47,689,516.599
JNL/Eastspring Investments China-India Fund (Class B)	41,916.513

As of February 1, 2016, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of February 1, 2016, no person (s) beneficially owned more than 5% of the shares of the Fund .

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of February 1, 2016,  no  person (s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2015, the JNL/Eastspring Investments China-India Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2015, the JNL/Eastspring Investments China-India Fund paid $ 803,692 in administration fees and $ 850,628 in 12b-1 fees to the Adviser and/or its affiliated persons.  The Board approved an amendment to the investment advisory contract and these services will continue.

VII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2014, a copy of the Trust’s semi-annual report for the period ended June 30, 2015, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between
Jackson National Asset Management, LLC and Invesco Hong Kong Limited

Investment Sub-Advisory Agreement

This Agreement is effective as of the 25th day of April 2016, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and Invesco Hong Kong Limited,  a company duly incorporated and validly existing under the laws of Hong Kong and is licensed and regulated by the Securities and Futures Commission of Hong Kong to undertake type 1 (dealing in securities), type 4 (advising on securities), type 5 (advising on futures contracts) and type 9 (asset management) regulated activities in Hong Kong.("Sub-Adviser").

Whereas, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 ("Management Agreement"), with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("Fund").

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

a)	the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

b)	the Trust's By-Laws and amendments thereto;

c)	resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

e)	the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

f)	the Trust's most recent prospectus and Statement of Additional Information for the Fund (collectively called the "Prospectus").

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing before they become effective.  Any amendments or supplements will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

d)	will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests in respect of the Sub-Adviser's performance of this Agreement;

g)	will prepare and maintain such books and records with respect to the Fund's securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may request;

h)	will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder. The Adviser acknowledges and agrees that the Sub-Adviser may refuse to act on any instructions that the Sub-Adviser reasonably believes are contrary to or not permitted by this Agreement or Applicable Law;

i)	will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

j)	will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder; and

k)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to the Sub-Adviser's general business operations that require the involvement or participation of the Adviser, the Fund and/or any Trustee of the Fund.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended ("CEA"), and the then-current Commodity Futures Trading Commission ("CFTC") regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Adviser, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)	Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Each of the Adviser and Sub-Adviser shall provide reasonable cooperation to the other party to assist the other party in fulfilling any disclosure or reporting requirements applicable to it with regard to its respective duties under the Agreement, or with regard to the Fund under the CEA and/or then-current CFTC regulations.

d)	Without Adviser's prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund's name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, enter into and perform, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, International Swaps & Derivatives Association (ISDA) Master Agreements or amendments, Credit Support Annexes (and any schedules thereto), LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund's investment activities (collectively, "Derivatives Contracts"); and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser's duties hereunder.

e)	the Adviser will cooperate fully, and cause the Fund to cooperate fully, with the Sub-Adviser as the Sub-Adviser reasonably deems necessary or appropriate to ensure that the Fund and/or the Adviser, as the case may be, performs its obligations under any Derivatives Contracts.

f)	Any taxes, including withholding taxes, that have been or may be levied or assessed upon or in respect of the assets comprising the Fund are for the account of the Fund and will be paid from the assets of the Fund. The Adviser acknowledges and agrees that neither the Sub-Adviser, nor its delegates, agents or affiliates, provides tax advice or tax administration services in connection with the services provided by the Sub-Adviser under this Agreement. The Adviser is responsible for consulting its own tax adviser for tax advice and for its own tax administration and reporting.

4.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means the Sub-Adviser would execute orders on the best available terms, taking into account the relevant market at the time for transactions of the kind and size concerned.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to:  the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.  Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act).  Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

5.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

6.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

7.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

8.
Services to Others.  Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund.  Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.	Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or the Adviser in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

10.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

11.	Duration and Termination. This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2017. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms as in the 1940 Act.)

12.	Acknowledgements of Adviser.

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser's compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund's trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a "qualified eligible person" as defined in Rule 4.7.

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

13.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for the Fund (including CUSIP, Sedol or other appropriate security identification);

c)	Establish a Futures account and Give-Up arrangements with the list of designated brokers provided in writing to the Adviser by the Sub-Adviser; and

d)	A copy of the current compliance procedures for the Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

14.	Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except to internal and/or external auditors, internal and/or external legal advisers, or as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Fund for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

The Adviser consents to the Sub-Adviser using, storing, transferring or otherwise processing information about the Adviser for the purpose of fulfilling the Sub-Adviser's obligations under this Agreement, to comply with record keeping obligations, and as reasonably necessary for management of the client relationship.  The Adviser acknowledges that this may include transfer of data to the Adviser's affiliates that have a business need for such information.

15.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

17.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

18.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this____day of February, 2016, effective April 25, 2016.

Jackson National Asset Management, LLC

By:

Name:

Title:

Invesco Hong Kong Limited

By:

Name:

Title:

Schedule A
April 25, 2016

Fund
JNL/Invesco China-India Fund

Schedule B
April 25, 2016

JNL/Invesco China-India Fund
Average Daily Net Assets	Annual Rate*
$0 to $500 Million	0.45%
Amounts over $500 Million	0.40%

*For net assets greater than $500 million, the sub-adviser fee will be 0.40% on all  assets.

Exhibit B

Comparison of the JNL/Eastspring Investments China-India Fund
and the JNL/Invesco China-India Fund

JNL/Invesco China-India Fund
(formerly, JNL/Eastspring Investments China-India Fund )
Class A and Class B

Investment Objective.  The investment objective of the Fund is long-term capital growth .

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund , whichever may be applicable , and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.21%
Total Annual Fund Operating Expenses	1.31%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.21%
Total Annual Fund Operating Expenses	1.11%
1 "Other Expenses" include an Administrative Fee of 0.20% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund , whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$133	$415	$718	$1,579

Class B
1 year	3 years	5 years	10 years
$113	$353	$612	$1,352

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in A nnual F und O perating E xpenses or in the E xpense E xample above , affect the Fund's performance.

Period	Class A
1/1/2014 – 12/31/2014	34%

Period	Class B
1/1/2014 – 12/31/2014	34%

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing normally 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the Greater China region (including mainland China, Hong Kong, Macau and Taiwan) and India .

The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate specialized strategies.  The Fund invests approximately 40% to 60% (with a target allocation of 50%) of its net assets in the China Strategy and approximately 40% to 60% (with a target allocation of 50%) of its net assets in the India Strategy, which are both explained as follows:

China Strategy

The objective of the China Strategy is to achieve long-term capital growth through a portfolio of investments with an exposure to the economy of the Greater China region (including mainland China, Hong Kong, Macau and Taiwan).

The China Strategy may include investments such as transferable securities, money market instruments, warrants, and collective investment schemes.

The Fund may invest in China A-shares through the Shanghai-Hong Kong Stock Connect Program.

India Strategy

The objective of the India Strategy is to achieve long-term capital growth by investing principally in equity or similar instruments of Indian companies. At least 70% of the total assets of the India Strategy (after deducting ancillary liquid assets) shall be invested in equity and equity related securities issued by Indian Companies. Indian Companies are defined as (i) companies having their registered office in India (ii) companies located outside India carrying out their business activities predominantly in India, or (iii) holding companies, which are predominantly invested in companies with their registered office in India. Up to 30% of the total assets of the India Strategy may be invested in cash and cash equivalents, money market instruments, equity and equity related securities issued by companies or other entities not meeting the above requirements or debt securities (including convertible debt) of issuers worldwide and denominated in any convertible currency.

While each of these specialized strategies seeks to provide capital growth, each specialized strategy follows a different principal investment strategy.

The investments of the Fund include, but are not limited to, listed securities in the regulated market, which operates regularly and is recognized, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

Consistent with the Fund's objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

•	China and India country specific risks – Investment s in equity and equity-related securities in the Greater China region and India will expose the Fund to that country's market, currency, and other risks, including volatility and structural risks. As a result, investments in the Greater China region and India may be volatile.
•	Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
•	Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed - income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
•	Currency risk – Investments in foreign currencies , securities that trade in or receive revenues, in foreign currencies or derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.
•	Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.
•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives ' original cost.
•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
•	Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly - traded company incorporated in the United Kingdom that is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliate s . As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, t he Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales. These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.
•	Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	Forward and futures contract risk – The successful use of forward and futures contracts draws upon the investment manager's skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment manager's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
•	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
•	Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.
•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment , among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
•	Non-diversification risk – The Fund is non-diversified , as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund ' s performance more than if the Fund were a diversified investment company.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. The performance information shown reflects the Fund ' s results when managed by the previous sub-adviser utilizing different investment strategies. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 45.45%; Worst Quarter (ended 12/31/2008): -24.06%

Class B

Best Quarter (ended 6/30/2009): 45.58%; Worst Quarter (ended 12/31/2008): -23.88%

Average Annual Total Returns as of December 31, 201 5
	1 year	5 year	Life of Fund (December 3, 2007)
JNL/ Invesco China-India Fund (Class A)	-5.03%	-1.66%	-2.29%
MSCI China Index (Net) (reflects no deduction for fees, expenses or taxes)	-7.83%	0.65%	-2.38%
50% MSCI China Index (Net), 50% MSCI India Index (reflects no deduction for fees, expenses, or taxes)	-5.92%	-0.24%	-1.83%
MSCI India Index (Net) (reflects no deduction for fees, expenses or taxes)	-6.12%	-2.41%	-2.60%

Average Annual Total Returns as of December 31, 201 5
	1 year	5 year	Life of Class (December 3, 2007)
JNL/ Invesco China-India Fund (Class B)	-4.81%	-1.44%	-2.09%
MSCI China Index (Net) (reflects no deduction for fees, expenses or taxes)	-7.83%	0.65%	-2.38%
50% MSCI China Index (Net), 50% MSCI India Index (reflects no deduction for fees, expenses, or taxes)	-5.92%	-0.24%	-1.83%
MSCI India Index (Net) (reflects no deduction for fees, expenses or taxes)	-6.12%	-2.41%	-2.60%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Invesco Hong Kong Limited

Portfolio Manager:
Name:	Joined Fund Management Team In:	Title:
Mike Shiao	April 2016	Chief Investment Officer, Greater China
Shekhar Sambhshivan	April 2016	Investment Director

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts and qualified plans.   Accordingly, the Fund's dividends and other distributions are generally not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion therein of U.S. federal income tax consequences to you of your contract, policy or plan .

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.

JNL/Invesco China-India Fund
(formerly, JNL/Eastspring Investments China-India Fund )
Class A and Class B

Investment Objective.  The investment objective of the JNL/ Invesco China-India Fund is long-term capital growth .

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing normally 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, Greater China region (including mainland China, Hong Kong, Macau and Taiwan) and India where the (i) securities are of issuers organized under the laws of the country or of a country within the geographic region or (ii) maintain their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or (iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region.

The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate specialized strategies.  The Fund invests approximately 40% to 60% (with a target allocation of 50%) of its net assets in the China Strategy and approximately 40% to 60% (with a target allocation of 50%) of its net assets in the India Strategy, which are both explained as follows:

China Strategy

The objective of the China Strategy is to achieve long-term capital growth through a portfolio of investments with an exposure to the economy of the Greater China region (including mainland China, Hong Kong, Macau and Taiwan).

The China Strategy may include investments such as transferable securities, money market instruments, warrants, and collective investment schemes.

The Fund may invest in China A-shares through the Shanghai-Hong Kong Stock Connect Program.

India Strategy

The objective of the India Strategy is to achieve long-term capital growth by investing principally in equity or similar instruments of Indian companies. At least 70% of the total assets of the India Strategy (after deducting ancillary liquid assets) shall be invested in equity and equity related securities issued by Indian Companies. Indian Companies are defined as (i) companies having their registered office in India (ii) companies located outside India carrying out their business activities predominantly in India, or (iii) holding companies, which are predominantly invested in companies with their registered office in India. Up to 30% of the total assets of the India Strategy may be invested in cash and cash equivalents, money market instruments, equity and equity related securities issued by companies or other entities not meeting the above requirements or debt securities (including convertible debt) of issuers worldwide and denominated in any convertible currency.

While each of these specialized strategies seeks to provide capital growth, each specialized strategy follows a different principal investment strategy.

The investments of the Fund include, but are not limited to, listed securities in the regulated market, which operates regularly and is recognized, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

Consistent with the Fund's objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes.  In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index.  Options, futures and forward contracts are examples of derivatives.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective. The principal risks of investing in the Fund include :

•	China and India country specific risks
•	Concentration risk
•	Credit risk
•	Currency risk
•	Depositary receipts risk
•	Derivatives risk
•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Forward and futures contract risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Non-diversification risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  Risks of Investments in China A-shares through the Shanghai-Hong Kong Stock Connect Program. The Shanghai-Hong Kong Stock Connect program ("Connect Program") is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange and the Stock Exchange of Hong Kong Limited, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that both exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange ("ChinaClear") defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund's name as the beneficial owner. It is possible, therefore, that a Fund's ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by an A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund's profits may be subject to these limitations.

There may be additional risks that may affect the Fund's ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Convertible securities risk
•	Counterparty risk
•	Cyclical opportunities risk
•	Emerging markets and less developed countries risk
•	Investments in IPOs risk
•	Investment in other investment companies risk
•	Investment style risk
•	Issuer risk
•	Leverage risk
•	Liquidity risk
•	Portfolio turnover risk
•	Settlement risk
•	Temporary defensive positions and large cash positions risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section in this Prospectus , for a description of these risks.

In addition, the performance of the Fund depends on the ability of the Sub- Adviser to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser for the JNL/Invesco China-India Fund is Invesco Hong Kong Limited ("IHKL"), located at 41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China.   IHKL is an indirect, wholly owned subsidiary of Invesco Ltd.

The individual members of the team, who are primarily responsible for the day-to-day management of the Fund's portfolio are:

•	Mike Shiao, Chief Investment Officer, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2002.

•	Shekhar Sambhshivan, Investment Director, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2006.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Trust's Annual Report for the period ended December 31, 2015 .